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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
      Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  JULY 19, 2001 (July 13, 2001)



                             VERADO HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)




          DELAWARE                   0-24953                     33-0521976
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)



   8390 E. CRESCENT PARKWAY, SUITE 300,
       GREENWOOD VILLAGE, COLORADO                               80111
 (Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code:  (303) 874-8010
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ITEM 5.  OTHER EVENTS


5.1       Receipt of Nasdaq Notice

          Verado Holdings, Inc., a Delaware corporation (the "Company"), announced by press release on July 13, 2001, that it has received a Nasdaq Staff Determination that it has not maintained compliance with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(b)(4) and that its common stock is, therefore, subject to delisting from the Nasdaq National Market. A copy of the press release of the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)    Financial Statements of Business Acquired.    N/A
          (b)    Pro Forma Financial Information.              N/A
          (c)    Exhibit:

99.1             Press Release dated July 13, 2001.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  Date: July 19, 2001                  VERADO HOLDINGS, INC.



                                       By: /s/ J. Thomas McGrath
                                           ----------------------------
                                           J. Thomas McGrath
                                           Chief Executive Officer